Distribution of Cautivo Mining Inc. Shares	12 Months Ended
Dec. 31, 2018
Disclosure For Spin Off Transaction Abstract
Distribution of Cautivo Mining Inc. Shares
25	Distribution of Cautivo Mining Inc. Shares

On August 8, 2017, the Company announced the completion of the previously announced distribution of Cautivo Mining Inc.’s (“Cautivo”) common shares, issuance of rights pursuant to Cautivo’s rights offering, and listing of the Cautivo Shares and the Rights on the Canadian Securities Exchange (the “CSE”).

The distribution was completed by distributing to holders of Sierra common shares (other than ineligible holders) of record on July 26, 2017 all of the issued and outstanding Cautivo Shares, being 3,253,588 Cautivo Shares, as a return of capital, reducing Sierra’s shareholdings in Cautivo from 100% to nil. The Cautivo Shares were distributed pursuant to a spin-off by Sierra and Sierra did not receive any proceeds from the distribution. Immediately following this distribution, Cautivo issued 11,904,761 Rights pursuant to the Rights Offering, whereby holders of Sierra common shares received 3.6589638 Rights for every Sierra common share held. For every whole Right held, a holder is entitled to subscribe for one Cautivo Share at a price of C$0.84 per share at any time from August 8, 2017 to August 29, 2017.

Effective August 8, 2017, the Cautivo Shares and the Rights commenced trading on the CSE under the trading symbols “CAI” and “CAI.RT”, respectively.

On July 26, 2017, the company disposed of Plexmar Resources and Cautivo Mining Inc. to the shareholders of the company as a return of capital.

A total of 3,253,588 shares were issued, as well as rights to subscribe for up to 11,904,761 shares at $0.84 per share. As a result of this transaction the Company realized a non-cash loss on distribution of the net assets of Plexmar of $4,412 and a distribution of capital of $2,700 to shareholders relating to the fair value of the assets distributed.